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                                                                    EXHIBIT 10.5

                                 FIFTH AMENDMENT
                         TO THE STERLING CHEMICALS, INC.
                              AMENDED AND RESTATED
                       HOURLY-PAID EMPLOYEES' PENSION PLAN

         WHEREAS, Sterling Chemicals, Inc. (the "Corporation") currently maintains its Hourly-Paid Employees' Pension Plan (the "Existing Plan");

         WHEREAS, Section 15.1 of the Existing Plan reserves the Corporation's right to amend the Existing Plan;

         WHEREAS, the Corporation desires to amend the Existing Plan to reflect the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and other IRS guidance;

         NOW, THEREFORE, the Existing Plan is amended as follows:

1. Amendment to Section 17.12(b) of the Existing Plan. Effective as of the Execution Date, Section 17.12(b) is amended to read as follows:

                  "In the case of lump sum determinations, the following actuarial assumptions shall be used to determine actuarial equivalence:

                           Mortality Table: Actuarial equivalence shall be based on the mortality table prescribed by the Secretary of the Treasury in Rev. Rul. 95-6, except that for distributions with annuity starting dates on or after December 31, 2002, actuarial equivalence shall be based on the mortality table prescribed in Rev. Rul. 2001-62 or any subsequent revisions to this table published and required by the Internal Revenue Service (the "applicable mortality table");

                           Interest Rate: The annual interest rate for distributions during a Plan Year shall be the rate on 30-year Treasury securities in effect for the second month preceding the first day of the Plan Year (i.e., August)(the "applicable interest rate"). For distributions with annuity starting dates on or after March 1, 2002, the interest rate on `30-year Treasury securities' in the preceding sentence shall be construed to mean the interest rate under section 417(e)(3) of the Code as determined in accordance with published guidance from the Internal Revenue Service.

                  "However, for distributions made after October 1, 2000, and before the date that is one year after the adoption date of this amendment, the interest rate that would be used by the PBGC at the beginning of the Plan Year for determining lump sum distributions on plan termination shall be used if it results in a larger distribution."

2. Addition of new Article XVIII to the Existing Plan. Effective as of the Execution Date, a new Article XVIII is added to read as follows:

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                       ARTICLE XVIII - EGTRRA PROVISIONS

                                    PREAMBLE

                  A.       ADOPTION AND EFFECTIVE DATE OF ARTICLE XVIII. This
         Article XVIII of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This Article is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Article shall be effective as of the first day of the first Plan Year beginning after December 31, 2001, and shall end December 31, 2010, unless extended by law or otherwise.

                  B. SUPERSESSION OF INCONSISTENT PROVISIONS. This Article XVIII shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Article.

         18.1     INCREASE IN COMPENSATION LIMIT

                  (a) INCREASE IN LIMIT. Notwithstanding Section 17.14 and any other provision of the Plan, the annual compensation of each Participant taken into account in determining benefit accruals in any Plan Year beginning after December 31, 2001, shall not exceed $200,000. Annual compensation means compensation during the Plan Year (which is the Plan's "determination period"). For purposes of determining benefit accruals in a Plan Year beginning after December 31, 2001, the annual compensation limit for any determination period prior to January 1, 2002, shall be $200,000.

                  (b) Cost-of-Living Adjustment. The $200,000 limit on annual compensation in paragraph (a) shall be adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

         18.2     LIMITATIONS ON CONTRIBUTIONS

                  (a) Effective Date. This Section shall be effective for limitation years ending after December 31, 2001.

                  (a) Effect on Participants. Benefit increases resulting from the increase in the limitations of Code Section 415(b) will be provided to all Participants (with benefits limited by Code Section 415(b)) credited with one Hour of Service on or after the first day of the first limitation year ending after December 31, 2001.

                  (b)      Definitions

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                           (i)      Defined Benefit Dollar Limitation. The
                                    "defined benefit dollar limitation" is
                                    $160,000, as adjusted, effective January 1 of each year, under Code Section 415(d) in such manner as the Secretary of the Treasury shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under Code Section 415(d) will apply to limitation years ending with or within the calendar year for which the adjustment applies.

                           (ii) Maximum Permissible Benefit. The "maximum amount of retirement income" is the lesser of the defined benefit dollar limitation or the defined benefit compensation limitation set forth in Code Section 415(b)(2) (both adjusted where required, as provided in (1) and, if applicable, in (2) or (3) below).

                                    (1)      If the Participant has fewer than
                                             10 years of participation in the
                                             Plan, the defined benefit dollar
                                             limitation shall be multiplied by a
                                             fraction, (I) the numerator of
                                             which is the number of years (or
                                             part thereof) of participation in
                                             the Plan and (II) the denominator
                                             of which is 10. In the case of a
                                             Participant who has fewer than 10
                                             years of service with the Employers
                                             and Subsidiaries, the defined
                                             benefit compensation limitation
                                             shall be multiplied by a fraction,
                                             (I) the numerator of which is the
                                             number of years (or part thereof)
                                             of service with the Employers and
                                             Subsidiaries and (II) the
                                             denominator of which is 10.

                                    (2)      If the benefit of a Participant
                                             begins prior to age 62, the defined
                                             benefit dollar limitation
                                             applicable to the Participant at
                                             such earlier age is an annual
                                             benefit payable in the form of a
                                             straight life annuity beginning at
                                             the earlier age that is the
                                             actuarial equivalent of the defined
                                             benefit dollar limitation
                                             applicable to the Participant at
                                             age 62 (adjusted under (1) above,
                                             if required). The defined benefit
                                             dollar limitation applicable at an
                                             age prior to age 62 is determined
                                             as the lesser of (I) the actuarial
                                             equivalent (at such age) of the
                                             defined benefit dollar limitation
                                             computed using the interest rate
                                             and mortality table (or other
                                             tabular factor) for adjusting
                                             benefits upon early commencement
                                             and (II) the actuarial equivalent
                                             (at such age) of the defined
                                             benefit dollar limitation computed
                                             using a 5 percent interest rate and
                                             the applicable mortality table
                                             specified in Section 17.12(b). Any
                                             decrease in the defined benefit
                                             dollar limitation determined in
                                             accordance with this paragraph (2)
                                             shall not reflect a mortality
                                             decrement if benefits are not
                                             forfeited upon the death of the
                                             participant. If any benefits

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                                             are forfeited upon death, the full
                                             mortality decrement is taken into
                                             account.

                                    (3)      If the benefit of a Participant
                                             begins after the Participant
                                             attains age 65, the defined benefit
                                             dollar limitation applicable to the
                                             Participant at the later age is the
                                             annual benefit payable in the form
                                             of a straight life annuity
                                             beginning at the later age that is
                                             actuarially equivalent to the
                                             defined benefit dollar limitation
                                             applicable to the participant at
                                             age 65 (adjusted under (1) above,
                                             if required). The actuarial
                                             equivalent of the defined benefit
                                             dollar limitation applicable at an
                                             age after age 65 is determined as
                                             the lesser of (I) the actuarial
                                             equivalent (at such age) of the
                                             defined benefit dollar limitation
                                             computed using the Plan interest
                                             rate and mortality table (or other
                                             tabular factor) for adjusting
                                             benefits upon late commencement and
                                             (II) the actuarial equivalent (at
                                             such age) of the defined benefit
                                             dollar limitation computed using a
                                             5 percent interest rate assumption
                                             and the applicable mortality table
                                             specified in Section 17.12(b). For
                                             these purposes, mortality between
                                             age 65 and the age at which
                                             benefits commence shall be ignored.

         18.3     MODIFICATION OF TOP-HEAVY RULES

                  (a) Effective Date. This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Code Section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code
                           Section 416(c) for such years. This Section amends
                           Section 8.5 of the Plan.

                  (b)      Determination of Top-Heavy Status

                           (i) Key Employee. Key Employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of a Controlled Group Member having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31,
                                    2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code
                                    Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable Treasury regulations and other guidance of general applicability issued thereunder.

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                           (ii)     Determination of Present Values and Amounts.
                                    This paragraph (ii) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

                                    (1)      Distributions During Year Ending on
                                             the Determination Date. The present
                                             values of accrued benefits and the
                                             amounts of account balances of an
                                             employee as of the determination
                                             date shall be increased by the
                                             distributions made with respect to
                                             the employee under the Plan and any
                                             plan aggregated with the Plan under
                                             Code Section 416(g)(2) during the
                                             1-year period ending on the
                                             determination date. The preceding
                                             sentence shall also apply to
                                             distributions under a terminated
                                             plan which, had it not been
                                             terminated, would have been
                                             aggregated with the Plan under Code
                                             Section 416(g)(2)(A)(i). In the
                                             case of a distribution made for a
                                             reason other than separation from
                                             service, death, or disability, this
                                             provision shall be applied by
                                             substituting "5-year period" for
                                             "1-year period".


                                    (2)      Employees Not Performing Services
                                             During Year Ending on the
                                             Determination Date. The accrued
                                             benefits and accounts of any
                                             individual who has not performed
                                             services for the employer
                                             maintaining the plan during the
                                             1-year period ending on the
                                             determination date shall not be
                                             taken into account.

                  (c) Minimum Benefits. For purposes of satisfying the minimum benefit requirements of Code Section 416(c)(1) and the Plan, in determining years of service with the Employers and Subsidiaries, any service with the Employers and Subsidiaries shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Code Section 410(b)) no Key Employee or former Key Employee.

         18.4     DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

                  (a) Effective Date. Notwithstanding Section 9.11, this Section shall apply to distributions made after December 31, 2001.

                  (b) Modification of Definition of Eligible Retirement Plan. Notwithstanding Section 9.11(b), an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that agrees to separately account for amounts transferred into such plan from the Plan. The definition of

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                           eligible retirement plan shall also apply in the case
                           of a distribution to a surviving spouse, or to a spouse or former spouse who is the Alternate Payee.

         IN WITNESS WHEREOF, this Amendment has been adopted by the Chief Executive Officer and has been executed as of the date stated below.

                                         STERLING CHEMICALS, INC.

                                         _______________________________________
                                         David G. Elkins, President and Co-Chief
                                               Executive Officer

                                         Dated: ________________________________

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